UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FARMLAND PARTNERS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Your Vote Counts! FARMLAND PARTNERS INC. 4600 S. SYRACUSE STREET SUITE 1450 DENVER, COLORADO 80237 FARMLAND PARTNERS INC. 2021 Annual Meeting Vote by May 6, 2021 11:59 PM ET You invested in FARMLAND PARTNERS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 7, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report to Stockholders/Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 23, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 7, 2021 8:00 AM MDT 4600 S. Syracuse Street Suite 1450 Denver, CO 80237 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D40444-P52762

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D40445-P52762 01) Mr. Chris A. Downey 02) Mr. Joseph W. Glauber 03) Mr. John A. Good 04) Mr. Thomas P. Heneghan 05) Ms. Toby L. O’Rourke 06) Mr. Paul A. Pittman 1. Election of Directors Nominees: 2. To ratify the appointment of Plante & Moran, PLLC as our independent registered public accounting firm for our fiscal year ending December 31, 2021. 3. Advisory vote to approve the compensation of our named executive officers. 4. To approve the Third Amendment and Restatement of the Farmland Partners Inc. 2014 Equity Incentive Plan. NOTE: We may conduct such other business as may properly come before the meeting or any adjournment thereof. For For For For